Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q1 2026

Community Healthcare Trust	1Q 2026 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	1Q 2026 | Supplemental Information

COMPANY SNAPSHOT

March 31, 2026
Gross real estate investments (in thousands) (1)	$1,246,149
Total properties	198
% Leased	89.8%
Total square feet owned	4,535,753
Weighted Average remaining lease term (years)	7.2
Cash and cash equivalents (in thousands)	$2,617
Debt to Total Capitalization	44.0%
Interest rate per annum on Revolving Line of Credit	5.3%
Weighted average interest rate per annum on Term Loans (2)	4.7%
Equity market cap (in millions)	$454.0
Quarterly dividend paid in the period (per share)	$0.4775
Quarter end stock price (per share)	$15.89
Dividend yield	12.0%
Common shares outstanding	28,571,793
___________
(1) Includes one property with sales-type leases.
(2) Term Loans are fully hedged; this rate represents the weighted average hedged rates.

Community Healthcare Trust	Page | 3	1Q 2026 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman	David H. Dupuy
Chairman of the Board	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member	Board member

EXECUTIVE MANAGEMENT TEAM

David H. Dupuy	William G. Monroe IV	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
J. Kammert - Evercore ISI	B. Oxford - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, P.C.	Equiniti Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	1Q 2026 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited and in thousands, except per share data)
STATEMENTS OF OPERATIONS ITEMS (1)(2)(3)(4)
Revenues	$31,524	$30,946	$31,086	$29,085	$30,078
Net income (loss)	$2,548	$14,428	$1,640	$(12,557)	$1,591
NOI	$25,155	$24,932	$25,156	$23,500	$23,983
EBITDAre	$20,050	$20,173	$20,505	$4,274	$18,886
Adjusted EBITDAre	$22,761	$22,772	$22,970	$20,068	$21,596
FFO	$13,399	$13,329	$13,547	$6,336	$12,668
AFFO	$15,350	$14,943	$15,099	$13,585	$14,739

Per Diluted Share: (1)(2)(3)(4)
Net income (loss) attributable to common shareholders	$0.07	$0.51	$0.03	$(0.50)	$0.03
FFO	$0.49	$0.49	$0.50	$0.23	$0.47
AFFO	$0.56	$0.55	$0.56	$0.50	$0.55
___________
(1) Net income for the fourth quarter of 2025 included net gains on sale, net of losses, totaling approximately $12.3 million, resulting in an increase of $0.46 per diluted share.
(2) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share, FFO, and AFFO.
(3) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business.
(4) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22.

Community Healthcare Trust	Page | 5	1Q 2026 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$1,238,080	$1,203,229	$1,190,151	$1,158,312	$1,148,772
Total assets	$1,010,093	$990,757	$987,261	$966,292	$985,114

CAPITALIZATION
Net debt	$559,260	$532,199	$530,138	$500,077	$496,016
Total capitalization	$1,271,561	$1,241,902	$1,229,442	$1,200,858	$1,210,874
Net debt/total capitalization	44.0%	42.9%	43.1%	41.6%	41.0%
Market valuation	$454,006	$467,501	$435,613	$471,766	$514,631
Enterprise value	$1,010,649	$996,360	$962,368	$966,980	$1,008,376

Community Healthcare Trust	Page | 6	1Q 2026 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$162,587	$154,673	$154,272	$152,887	$149,506
Buildings, improvements, and lease intangibles	1,074,680	1,047,743	1,035,070	1,004,616	998,933
Personal property	813	813	809	809	333
Total real estate properties	1,238,080	1,203,229	1,190,151	1,158,312	1,148,772
Less accumulated depreciation	(290,958)	(280,316)	(272,481)	(262,961)	(253,537)
Total real estate properties, net	947,122	922,913	917,670	895,351	895,235
Cash and cash equivalents	2,617	3,340	3,383	4,863	2,271
Assets held for sale, net	—	5,265	6,205	5,465	6,755
Other assets, net	60,354	59,239	60,003	60,613	80,853
Total assets	$1,010,093	$990,757	$987,261	$966,292	$985,114

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$559,260	$532,199	$530,138	$500,077	$496,016
Accounts payable and accrued liabilities	16,431	14,925	17,205	13,944	12,058
Other liabilities, net	13,059	14,246	13,095	14,451	15,719
Total liabilities	588,750	561,370	560,438	528,472	523,793

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	286	285	285	284	283
Additional paid-in capital	719,819	717,450	714,890	712,498	706,776
Cumulative net income	93,325	90,777	76,349	74,709	87,266
Accumulated other comprehensive gain	7,395	6,691	7,568	9,121	12,402
Cumulative dividends	(399,482)	(385,816)	(372,269)	(358,792)	(345,406)
Total stockholders’ equity	421,343	429,387	426,823	437,820	461,321
Total liabilities and stockholders' equity	$1,010,093	$990,757	$987,261	$966,292	$985,114

Community Healthcare Trust	Page | 7	1Q 2026 | Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$31,269	$30,679	$30,814	$30,128	$29,730
Other operating interest	255	267	272	(1,043)	348
	31,524	30,946	31,086	29,085	30,078
EXPENSES
Property operating	6,369	6,014	5,930	5,585	6,095
General and administrative (1)(2)	5,108	4,778	4,658	10,559	5,100
Depreciation and amortization	10,657	10,814	10,902	10,879	10,943
	22,134	21,606	21,490	27,023	22,138
OTHER (EXPENSE) INCOME
(Loss) gain, net of impairment, on the sale of real estate assets	(46)	12,051	(888)	640	—
Interest expense	(6,799)	(6,959)	(7,075)	(6,592)	(6,352)
Credit loss reserve	—	—	—	(8,672)	—
Deferred income tax expense	—	(23)	—	—	—
Interest and other income, net	3	19	7	5	3
	(6,842)	5,088	(7,956)	(14,619)	(6,349)
NET INCOME (LOSS)	$2,548	$14,428	$1,640	$(12,557)	$1,591

NET INCOME (LOSS) PER DILUTED COMMON SHARE	$0.07	$0.51	$0.03	$(0.50)	$0.03
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,991	26,953	26,934	26,803	26,733
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4775	$0.4750	$0.4725	$0.4700	$0.4675

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	53.1%	54.4%	52.9%	54.3%	53.1%
Cash	46.9%	45.6%	47.1%	45.7%	46.9%
As a % of Revenue:
Non-cash (stock-based compensation)	8.6%	8.4%	8.0%	8.7%	9.0%
Cash	7.6%	7.0%	7.1%	7.3%	7.9%

(2) General and administrative expenses for the three months ended June 30, 2025 includes the accelerated amortization of stock-based compensation totaling $4.6 million and severance and transition related expense totaling $1.3 million, recognized upon a termination. These amounts are not included in the calculations above in footnote (1).

Community Healthcare Trust	Page | 8	1Q 2026 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited; Dollars and shares in thousands, except per share data)
NET INCOME (LOSS)(1)(2)(3)(4)	$2,548	$14,428	$1,640	$(12,557)	$1,591
Real estate depreciation and amortization	10,805	10,952	11,019	10,861	11,077
Credit loss reserve	—	—	—	8,672	—
Loss (gain), net of impairment, on the sale of real estate assets	46	(12,051)	888	(640)	—
FFO(1)(3)	$13,399	$13,329	$13,547	$6,336	$12,668
Straight-line rent	(760)	(985)	(913)	(1,184)	(639)
Stock-based compensation	2,711	2,599	2,465	2,531	2,710
Accelerated amortization of stock-based compensation	—	—	—	4,591	—
Severance and transition related expenses	—	—	—	1,311	—
AFFO(2)(3)	$15,350	$14,943	$15,099	$13,585	$14,739
FFO PER COMMON SHARE	$0.49	$0.49	$0.50	$0.23	$0.47
AFFO PER COMMON SHARE	$0.56	$0.55	$0.56	$0.50	$0.55
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	27,570	27,259	27,195	27,011	27,007
________________
(1) Net income for the fourth quarter of 2025 included net gains on sale, net of losses, totaling approximately $12.3 million, resulting in an increase of $0.46 per diluted share.
(2) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share for net loss, FFO, and AFFO.
(3) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business.
(4) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22.

AFFO, ADJUSTED FOR ACQUISITIONS (1)
AFFO	$15,350	$14,943	$15,099	$13,585	$14,739
Revenue on Properties Acquired in the period (2)	422	510	62	122	—
Property operating expense adjustment (2)	(63)	(67)	(8)	—	—
Interest expense adjustment (3)	(83)	(114)	(14)	—	(41)
AFFO, ADJUSTED FOR ACQUISITIONS	$15,626	$15,272	$15,139	$13,707	$14,698

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.
(3) The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility.

AMORTIZATION OF STOCK-BASED COMPENSATION
Amortization Required by GAAP (1)(2)	$2,711	$2,599	$2,465	$2,531	$2,710
Amortization Based on Legal Vesting Periods (2)	2,155	2,173	2,122	2,035	2,208
Acceleration of Amortization	$556	$426	$343	$496	$502

(1) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.
(2) Amortization amounts for the second quarter of 2025 do not include the accelerated amortization of stock-based compensation totaling $4.6 million recognized upon a termination.

Community Healthcare Trust	Page | 9	1Q 2026 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net income (loss)(1)(2)	$2,548	$14,428	$1,640	$(12,557)	$1,591
General and administrative(3)	5,108	4,778	4,658	4,657	5,100
Accelerated amortization of deferred compensation	—	—	—	4,591	—
Severance and transition-related compensation	—	—	—	1,311	—
Depreciation and amortization	10,657	10,814	10,902	10,879	10,943
Loss (gain), net of impairment, on the sales of real estate assets	46	(12,051)	888	(640)	—
Credit loss reserve	—	—	—	8,672	—
Interest expense	6,799	6,959	7,075	6,592	6,352
Deferred Income tax expense	—	23	—	—	—
Interest and other income, net	(3)	(19)	(7)	(5)	(3)
NOI	$25,155	$24,932	$25,156	$23,500	$23,983

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net (loss) income (1)(2)	$2,548	$14,428	$1,640	$(12,557)	$1,591
Interest expense	6,799	6,959	7,075	6,592	6,352
Depreciation and amortization	10,657	10,814	10,902	10,879	10,943
Deferred Income tax expense	—	23	—	—	—
Loss (gain), net of impairment, on the sale of real estate assets	46	(12,051)	888	(640)	—
EBITDAre	$20,050	$20,173	$20,505	$4,274	$18,886
Non-cash stock-based compensation expense	2,711	2,599	2,465	2,531	2,710
Accelerated amortization of stock-based compensation	—	—	—	4,591	—
Credit loss reserve	—	—	—	8,672	—
ADJUSTED EBITDAre	$22,761	$22,772	$22,970	$20,068	$21,596

ADJUSTED EBITDAre ANNUALIZED (4)	$91,044

(1) During the second quarter of 2025, the Company reversed interest totaling approximately $1.7 million related to a tenant.
(2) During the second quarter of 2025 the Company recorded severance and transition-related charges totaling approximately $5.9 million related to the termination of an employee, including approximately $4.6 of million non-cash accelerated amortization of stock-based compensation.
(3) Severance and transition-related compensation, which is included in general and administrative expenses on the income statement, is shown separately in the reconciliation above for the second quarter of 2025.
(4) Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	1Q 2026 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (1)
Weighted average common shares outstanding	28,556	28,471	28,430	28,364	28,324
Unvested restricted shares	(1,565)	(1,518)	(1,496)	(1,561)	(1,591)
Weighted average common shares outstanding - EPS	26,991	26,953	26,934	26,803	26,733

Weighted average common shares outstanding - FFO Basic	26,991	26,953	26,934	26,803	26,733
Potential dilutive common shares (from below)	579	306	261	208	274
Weighted average common shares outstanding - FFO Diluted	27,570	27,259	27,195	27,011	27,007

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$17,257	$17,665	$19,968	$19,919	$25,420
Unrecognized deferred compensation-beginning of period	$17,665	$19,968	$19,919	$25,420	$25,668
Average unrecognized deferred compensation	$17,461	$18,817	$19,944	$22,670	$25,544
Average share price per share	$16.87	$14.93	$15.66	$16.50	$19.08
Treasury shares	1,035	1,260	1,274	1,374	1,339

Unvested restricted shares	(1,565)	(1,518)	(1,496)	(1,561)	(1,591)
Unvested restricted share units	(49)	(48)	(39)	(21)	(22)
Treasury shares	1,035	1,260	1,274	1,374	1,339
Potential dilutive common shares	579	306	261	208	274

(1) Restricted stock awards and time-based RSUs are included in the calculation of weighted average common shares outstanding if dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they in-the-money as of the end of the reporting period and are dilutive.

Community Healthcare Trust	Page | 11	1Q 2026 | Supplemental Information

DEBT SUMMARY

	As of March 31, 2026
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility (1)	$285,000	5.33%	n/a
Term loan A-4	125,000		3.60%
Term loan A-5	150,000		5.61%
Debt	560,000
Deferred Financing Costs, net	(740)
Debt, net	$559,260
(1) Interest rate swaps previously entered into to fix the interest rates on the A-3 Term Loan were left in place on the Revolving Credit Facility through their maturity on March 29, 2026.

Select Covenants	Required	As of March 31, 2026
Leverage ratio	≤ 60.0%	44.7%
Fixed charge coverage ratio	≥ 1.50x	2.9
Tangible net worth (in thousands)	≥ $504,476	$692,210
Secured indebtedness	≤ 30.0%	—%
Minimum debt service coverage ratio	≥ 2.0	3.2

Community Healthcare Trust	Page | 12	1Q 2026 | Supplemental Information

2026 PROPERTY INVESTMENTS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Nobis Rehabilitation Hospital	Pinellas Park, FL	IRF	2/19/2026	100.0%	$28,500	37,151
				100.0%	$28,500	37,151

Community Healthcare Trust	Page | 13	1Q 2026 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	34.9%
Inpatient Rehabilitation Facilities (IRF)	23.2%
Acute Inpatient Behavioral (AIB)	12.4%
Physician Clinics (PC)	8.3%
Specialty Centers (SC)	8.2%
Behavioral Specialty Facilities (BSF)	7.0%
Surgical Centers and Hospitals (SCH)	4.0%
Long-term Acute Care Hospitals (LTACH)	2.0%
Total	100.0%

State	Annualized Rent (%)
Florida (FL)	14.4%
Texas (TX)	14.1%
Ohio (OH)	9.5%
Illinois (IL)	9.4%
Pennsylvania (PA)	5.8%
All Others	46.8%
Total	100.0%

Tenant	Annualized Rent (%)
US Healthvest	7.1%
Lifepoint Health (Lifepoint)	6.3%
PAM Health (PAM)	4.9%
Assurance Health (Assurance)	2.9%
Summit Behavioral Healthcare (Summit)	2.8%
UPMC - University of Pittsburgh Medical Center	2.6%
Worcester Behavioral Innovations Hospital (Worcester)	2.4%
Nobis Rehabilitation Partners	2.3%
Exalt Health, LLC	2.3%
Oceans Behavioral (Oceans)	2.3%
All Others	64.1%
Total	100.0%

Community Healthcare Trust	Page | 14	1Q 2026 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2026
$7,313
2027
$8,738
2028
$10,240
2029
$9,675
2030
$6,879
2031
$11,315
2032
$3,917
2033
$1,704
2034
$9,496
2035
$8,942
2036+
$36,564
MTM
$200
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2026	57	329	8.1%	$7,313	6.4%
2027	71	386	9.5%	8,738	7.6%
2028	72	485	11.9%	10,240	8.9%
2029	46	375	9.2%	9,675	8.4%
2030	36	294	7.2%	6,879	6.0%
2031	33	410	10.1%	11,315	9.8%
2032	24	201	4.9%	3,917	3.4%
2033	15	85	2.1%	1,704	1.5%
2034	20	260	6.4%	9,496	8.3%
2035	16	233	5.7%	8,942	7.8%
Thereafter	42	1,003	24.6%	36,564	31.7%
Month-to-Month	5	12	0.3%	200	0.2%
Totals	437	4,073	100.0%	$114,983	100.0%
Total portfolio was approximately 89.8% leased in the aggregate at March 31, 2026 with lease expirations ranging from 2026 through 2046.

Community Healthcare Trust	Page | 15	1Q 2026 | Supplemental Information

PROPERTY LOCATIONS

Approximately 53% of our property revenues are in MSAs with populations over 1,000,000 and approximately 93% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,098	0.22%	$313.8	0.27%	12,844,441	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39%	$169.7	0.15%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.68%	$526.0	0.46%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.20%	$320.5	0.28%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.51%	$174.8	0.15%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
New Lenox Medical Clinic	PC	7,905	0.17%	$347.8	0.30%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Morris Medical Center	MOB	18,470	0.41%	$388.7	0.34%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	33,356	0.74%	$466.8	0.41%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Lincolnwood Medical Building	PC	14,863	0.33%	$323.4	0.28%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Joliet Medical Building	SC	44,888	0.99%	$462.0	0.40%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Endeavor Health	PC	13,700	0.30%	$284.3	0.25%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30%	$539.8	0.47%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.87%	$2,270.7	1.97%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.84%	$3,054.1	2.66%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.88%	$2,109.9	1.83%	8,477,157	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.12%	$1,119.8	0.97%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,347	0.32%	$368.2	0.32%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.23%	$3,137.2	2.73%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
TRT Recovery Cartersville, LLC	BSF	38,339	0.85%	$1,048.8	0.91%	6,482,182	Atlanta-Sandy Springs-Roswell, GA	6
Clinton Towers MOB	MOB	37,371	0.82%	$916.1	0.80%	6,465,724	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,109	2.05%	$2,282.9	1.99%	6,465,724	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
Haddon Hill Professional Center	MOB	25,118	0.55%	$303.7	0.26%	6,329,118	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Hopebridge - Westlake	BSF	15,057	0.33%	$239.2	0.21%	6,329,118	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Continuum Wellness Center	MOB	8,227	0.18%	$169.6	0.15%	5,228,938	Phoenix-Mesa-Chandler, AZ	10
Virtuous Health Center	SCH	11,722	0.26%	$441.3	0.38%	5,228,938	Phoenix-Mesa-Chandler, AZ	10
Desert Mtn Health Center	BSF	14,046	0.31%	$647.2	0.56%	5,228,938	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.27%	$377.8	0.33%	4,390,913	Detroit-Warren-Dearborn, MI	14

Community Healthcare Trust	Page | 16	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Berry Surgical Center	SCH	27,217	0.60%	$653.0	0.57%	4,390,913	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.55%	$2,856.6	2.48%	4,161,883	Seattle-Tacoma-Bellevue, WA	15
Sanford Health Bemidji 1611	MOB	45,800	1.01%	$1,616.3	1.41%	3,790,295	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.64%	$649.5	0.56%	3,790,295	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Center	MOB	17,943	0.40%	$421.5	0.37%	3,418,895	Tampa-St. Petersburg-Clearwater, FL	17
Nobis Rehabilitation Hospital	IRF	37,151	0.82%	$2,654.5	2.31%	3,418,895	Tampa-St. Petersburg-Clearwater, FL	17
Liberty Dialysis	SC	8,450	0.19%	$262.9	0.23%	3,092,037	Denver-Aurora-Centennial, CO	19
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06%	$178.5	0.16%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Kissimmee Medical Plaza	PC	4,902	0.11%	$—	—%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
PAM Health Rehabilitation Hospital of Ocoee	IRF	37,151	0.82%	$2,500.0	2.17%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Orthopaedic Associates of Osceola	PC	15,167	0.33%	$378.7	0.33%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Medical Village at Wintergarden	MOB	21,532	0.47%	$642.8	0.56%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Waters Edge Medical	MOB	23,388	0.52%	$412.8	0.36%	2,857,781	Baltimore-Columbia-Towson, MD	22
Northbay Professional Pavilion	MOB	19,656	0.43%	$488.3	0.42%	2,857,781	Baltimore-Columbia-Towson, MD	22
Righttime Medical Care	SC	6,236	0.14%	$359.5	0.31%	2,857,781	Baltimore-Columbia-Towson, MD	22
Belleville Medical Office	PC	6,487	0.14%	$—	—%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 1310	PC	5,560	0.12%	$55.5	0.05%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 3990	SCH	16,608	0.37%	$310.6	0.27%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 204	PC	6,311	0.14%	$52.0	0.05%	2,814,421	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Shiloh	PC	16,212	0.36%	$366.6	0.32%	2,814,421	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Wentzville	PC	7,900	0.17%	$140.4	0.12%	2,814,421	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30%	$387.5	0.34%	2,813,140	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.14%	$195.5	0.17%	2,813,140	San Antonio-New Braunfels, TX	24
Rehabilitation Institute of South San Antonio	IRF	38,000	0.84%	$2,170.6	1.89%	2,813,140	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.27%	$264.5	0.23%	2,813,140	San Antonio-New Braunfels, TX	24

Community Healthcare Trust	Page | 17	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
The Heart & Vascular Center	PC	15,878	0.35%	$323.4	0.28%	2,421,992	Pittsburgh, PA	28
Butler Medical Center	MOB	10,116	0.22%	$172.5	0.15%	2,421,992	Pittsburgh, PA	28
Forefront Dermatology Building	PC	15,650	0.35%	$357.9	0.31%	2,421,992	Pittsburgh, PA	28
Greentree Primary Care	MOB	33,715	0.74%	$1,052.3	0.92%	2,421,992	Pittsburgh, PA	28
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$127.5	0.11%	2,407,226	Las Vegas-Henderson-North Las Vegas, NV	29
Assurance Health System - 11690	BSF	14,381	0.32%	$588.7	0.51%	2,312,858	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.39%	$224.9	0.20%	2,312,858	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	17,935	0.40%	$226.4	0.20%	2,312,858	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,791	0.97%	$654.1	0.57%	2,312,858	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.83%	$2,518.8	2.19%	2,312,858	Cincinnati, OH-KY-IN	30
Florence Medical Building	MOB	17,845	0.39%	$262.2	0.23%	2,312,858	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.55%	$648.1	0.56%	2,270,682	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.55%	$291.5	0.25%	2,270,682	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.37%	$95.1	0.08%	2,242,028	Columbus, OH	32
Hope Valley Recovery - Circleville	BSF	7,787	0.17%	$88.5	0.08%	2,242,028	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.31%	$177.4	0.15%	2,242,028	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.43%	$347.9	0.30%	2,242,028	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.22%	$395.3	0.34%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Assurance Health System - 900	BSF	13,722	0.30%	$538.0	0.47%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	0.82%	$1,652.4	1.44%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Brook Park Medical Building	MOB	18,444	0.41%	$39.1	0.03%	2,165,775	Cleveland, OH	35
Smith Road	MOB	16,802	0.37%	$334.7	0.29%	2,165,775	Cleveland, OH	35
Assurance - Hudson	BSF	13,290	0.29%	$601.7	0.52%	2,165,775	Cleveland, OH	35
Rockside Medical Center	MOB	55,316	1.22%	$624.3	0.54%	2,165,775	Cleveland, OH	35
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19%	$159.3	0.14%	1,797,213	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
LTAC Hospital of SE Massachusetts	LTACH	70,657	1.56%	$659.4	0.57%	1,708,161	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.23%	$325.3	0.28%	1,708,161	Providence-Warwick, RI-MA	39

Community Healthcare Trust	Page | 18	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
South County Hospital	PC	13,268	0.29%	$330.4	0.29%	1,708,161	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.87%	$2,109.9	1.83%	1,512,813	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26%	$241.7	0.21%	1,341,412	Memphis, TN-MS-AR	45
Sanderling Dialysis Center - 7710	SC	10,133	0.22%	$584.8	0.51%	1,341,412	Memphis, TN-MS-AR	45
Gardendale MOB	MOB	12,956	0.29%	$333.0	0.29%	1,197,766	Birmingham, AL	48
Sanford West Behavioral Facility	BSF	96,886	2.14%	$1,421.3	1.24%	1,183,645	Grand Rapids-Wyoming-Kentwood, MI	49
Glastonbury	MOB	48,375	1.07%	$955.3	0.83%	1,171,426	Hartford-West Hartford-East Hartford, CT	50
Sterling Medical Center	MOB	28,478	0.63%	$525.4	0.46%	1,155,653	Buffalo-Cheektowaga, NY	51
Los Alamos Professional Plaza	MOB	43,395	0.96%	$427.4	0.37%	921,549	McAllen-Edinburg-Mission, TX	64
UMass Memorial Health Cancer Center	SC	20,046	0.44%	$855.3	0.74%	888,502	Worcester, MA	68
Worcester Behavioral	AIB	81,972	1.81%	$2,772.2	2.41%	888,502	Worcester, MA	68
El Paso Rehabilitation Hospital	IRF	38,000	0.84%	$2,203.1	1.92%	881,291	El Paso, TX	70
Columbia Gastroenterology Surgery Center	PC	17,016	0.38%	$349.8	0.30%	879,918	Columbia, SC	71
Genesis Care - Bonita Springs	SC	4,445	0.10%	$304.6	0.26%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27%	$477.8	0.42%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.04%	$41.4	0.04%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14%	$104.3	0.09%	875,607	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.49%	$658.3	0.57%	875,607	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.35%	$329.0	0.29%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24%	$455.2	0.40%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21%	$430.4	0.37%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03%	$14.4	0.01%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.96%	$1,026.2	0.89%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07%	$56.5	0.05%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15%	$82.0	0.07%	875,607	Cape Coral-Fort Myers, FL	72
Everest Physical Rehabilitation Hospital	IRF	37,151	0.82%	$2,654.5	2.31%	874,790	Lakeland-Winter Haven, FL	73

Community Healthcare Trust	Page | 19	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Parkway Professional Plaza	MOB	41,909	0.92%	$1,014.4	0.88%	874,790	Lakeland-Winter Haven, FL	73
Davita Turner Road	SC	18,125	0.40%	$372.7	0.32%	826,554	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.23%	$192.4	0.17%	826,554	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29%	$242.4	0.21%	826,554	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.38%	$406.2	0.35%	758,539	Des Moines-West Des Moines, IA	82
Daytona Medical Office	MOB	20,193	0.45%	$382.3	0.33%	746,933	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,361	0.47%	$325.4	0.28%	746,933	Deltona-Daytona Beach-Ormond Beach, FL	83
UW Health Clinic- Portage	PC	14,000	0.31%	$342.3	0.30%	709,685	Madison, WI	86
Novus Clinic	SCH	14,315	0.32%	$309.8	0.27%	701,780	Akron, Oh	87
Aurora Health Center	PC	15,650	0.35%	$344.3	0.30%	701,780	Akron, Oh	87
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$322.5	0.28%	663,982	Palm Bay-Melbourne-Titusville, FL	89
Cypress Medical Center	MOB	37,428	0.83%	$465.7	0.40%	663,809	Wichita, KS	90
Family Medicine East	PC	16,581	0.37%	$—	—%	663,809	Wichita, KS	90
Wichita Medical Clinic	PC	18,681	0.41%	$—	—%	663,809	Wichita, KS	90
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.86%	$2,296.1	2.00%	622,177	Fayetteville-Springdale-Rogers, AR	94
Pennsylvania Gastroenterology	PC	20,400	0.45%	$605.0	0.53%	617,427	Harrisburg-Carlisle, PA	95
Penn State Health - Camp Hill	SC	8,400	0.19%	$—	—%	617,427	Harrisburg-Carlisle, PA	95
Penn State Health - Harrisburg	SC	10,000	0.22%	$200.9	0.17%	617,427	Harrisburg-Carlisle, PA	95
Perrysburg Medical Arts Building	MOB	26,585	0.59%	$507.4	0.44%	599,376	Toledo, OH	98
Sunforest Ct Medical Center	MOB	23,368	0.52%	$339.3	0.30%	599,376	Toledo, OH	98
Assurance - Toledo	BSF	13,290	0.29%	$565.4	0.49%	599,376	Toledo, OH	98
Granite Circle	MOB	17,164	0.38%	$244.2	0.21%	599,376	Toledo, OH	98
Cardiology Associates of Greater Waterbury	PC	16,793	0.37%	$348.5	0.30%	578,741	New Haven, CT	100
Riverview Medical Center	MOB	26,427	0.58%	$798.4	0.69%	574,418	Scranton--Wilkes-Barre, PA	103
NEI - 200	MOB	22,743	0.50%	$409.4	0.36%	574,418	Scranton--Wilkes-Barre, PA	103
NEI - 204	MOB	15,768	0.35%	$236.4	0.21%	574,418	Scranton--Wilkes-Barre, PA	103
Treasure Coast Medical Pavilion	MOB	55,844	1.23%	$927.6	0.81%	568,721	Port St. Lucie, FL	104
Grandview Plaza	MOB	20,042	0.44%	$319.8	0.28%	563,159	Lancaster, PA	105
Pinnacle Health	PC	10,753	0.24%	$250.0	0.22%	563,159	Lancaster, PA	105

Community Healthcare Trust	Page | 20	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Manteca Medical Group Building	MOB	10,519	0.23%	$328.9	0.29%	557,719	Modesto, CA	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$—	—%	556,444	Huntsville, AL	107
Martin Foot & Ankle Clinic	PC	27,100	0.60%	$440.4	0.38%	473,197	York-Hanover, PA	116
Lafayette Behavioral	BSF	31,650	0.70%	$1,684.9	1.47%	423,758	Lafayette, LA	132
UPMC Specialty Care	MOB	25,982	0.57%	$453.4	0.39%	423,678	Youngstown-Warren, OH	133
Biltmore Medical Office	SC	11,099	0.24%	$222.4	0.19%	422,345	Asheville, NC	134
Genesis Care - Weaverville	SC	10,696	0.24%	$480.0	0.42%	422,345	Asheville, NC	134
Belden Medical Arts Building	MOB	47,366	1.04%	$506.7	0.44%	400,246	Canton-Massillon, OH	140
Hills & Dales Professional Center	MOB	27,920	0.62%	$351.6	0.31%	400,246	Canton-Massillon, OH	140
Prattville Town Center Medical Office Bldg	MOB	13,319	0.29%	$275.5	0.24%	388,747	Montgomery, AL	145
Bluewater Orthopedics Center	MOB	10,255	0.23%	$223.8	0.19%	315,098	Crestview-Fort Walton Beach-Destin, FL	168
Wellmont Bristol Urgent Care	SC	4,548	0.10%	$78.5	0.07%	314,834	Kingsport-Bristol, TN-VA	169
Steeles Road Medical Building	PC	10,804	0.24%	$164.8	0.14%	314,834	Kingsport-Bristol, TN-VA	169
Londonderry Centre	MOB	21,203	0.47%	$382.5	0.33%	308,807	Waco, TX	171
Westlake Medical Office	MOB	14,100	0.31%	$243.1	0.21%	308,807	Waco, TX	171
Longview Rehabilitation Hospital	IRF	38,817	0.86%	$2,349.2	2.04%	297,315	Longview, TX	173
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$178.2	0.16%	267,761	Daphne-Fairhope-Foley, AL	189
Gulf Shores Building	SC	6,398	0.14%	$51.3	0.04%	267,761	Daphne-Fairhope-Foley, AL	189
Monroe Surgical Hospital	SCH	58,121	1.28%	$2,535.5	2.21%	222,390	Monroe, LA	217
Ft. Valley Dialysis Center	SC	4,920	0.11%	$87.0	0.08%	208,091	Warner Robins, GA	228
Meridian Behavioral Health Systems	AIB	132,430	2.92%	$3,263.5	2.84%	200,170	Charleston, WV	233
Tuscola Professional Building	MOB	25,500	0.56%	$622.4	0.54%	187,688	Saginaw, MI	241
Kedplasma	SC	12,870	0.28%	$272.1	0.24%	186,177	Burlington, NC	243
Redding Oncology Center	SC	12,206	0.27%	$585.9	0.51%	181,648	Redding, CA	249
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.79%	$582.4	0.51%	160,326	Decatur, AL	272
Bourbonnais Medical Center	MOB	54,894	1.21%	$617.1	0.54%	105,525	Kankakee, IL	351

Community Healthcare Trust	Page | 21	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Parkside Family & Davita Clinics	MOB	15,637	0.34%	$222.2	0.19%	99,864	Victoria, TX	363
Cub Lake Square	MOB	48,756	1.07%	$1,043.8	0.91%	109,946	Show Low, AZ	n/a
Emory Healthcare - 303	MOB	61,301	1.35%	$952.6	0.83%	107,097	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1805	MOB	31,473	0.69%	$733.5	0.64%	107,097	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1801	MOB	2,972	0.07%	$62.7	0.05%	107,097	LaGrange, GA-AL	n/a
Emory Healthcare - 1610	MOB	5,600	0.12%	$87.0	0.08%	107,097	LaGrange, GA-AL	n/a
Nesbitt Place	MOB	56,003	1.23%	$1,074.8	0.93%	83,911	Lawrence County, PA	n/a
Davita Etowah Dialysis Center	SC	4,720	0.10%	$71.6	0.06%	71,590	Athens, TN	n/a
Marion Medical Plaza	MOB	27,246	0.60%	$390.3	0.34%	65,115	Marion, OH	n/a
Pahrump Medical Plaza	MOB	12,545	0.28%	$479.5	0.42%	57,336	Pahrump, NV	n/a
Corsicana Medical Plaza	MOB	17,746	0.39%	$373.2	0.32%	57,181	Corsicana, TX	n/a
Arkansas Valley Surgery Center	MOB	10,717	0.24%	$235.3	0.20%	50,039	Cañon City, CO	n/a
Baylor Scott & White Clinic	PC	37,354	0.82%	$505.8	0.44%	38,288	Brenham, TX	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29%	$345.8	0.30%	38,057	Fremont, NE	n/a
Eyecare Partners - 408	PC	8,421	0.19%	$134.3	0.12%	36,382	Centralia, IL	n/a
Ottumwa Medical Clinic - 1005	MOB	68,895	1.52%	$747.2	0.65%	35,210	Ottumwa, IA	n/a
Ottumwa Medical Clinic - 1007	MOB	6,850	0.15%	$96.2	0.08%	35,210	Ottumwa, IA	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.33%	$160.2	0.14%	29,072	Gallipolis, OH	n/a
Princeton Cancer Center	SC	7,236	0.16%	$204.4	0.18%	County: 57,454	Rural - No CBSA	n/a
Sanderling Dialysis Center - 102	SC	5,217	0.12%	$295.6	0.26%	County: 57,454	Rural - No CBSA	n/a
Andalusia Medical Plaza	SC	10,373	0.23%	$297.7	0.26%	County: 37,750	Rural - No CBSA	n/a
Sanderling Dialysis Center - 780	SC	4,186	0.09%	$320.4	0.28%	County: 37,750	Rural - No CBSA	n/a
North Mississippi Health Services - 1107	MOB	17,629	0.39%	$99.8	0.09%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 1111	MOB	27,743	0.61%	$157.1	0.14%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 1127	MOB	18,074	0.40%	$102.3	0.09%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 404	MOB	9,890	0.22%	$56.0	0.05%	County: 33,928	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 22	1Q 2026 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
North Mississippi Health Services - 305	MOB	3,378	0.07%	$19.1	0.02%	County: 33,928	Rural - No CBSA	n/a
Sanderling Dialysis Center - 2102	SC	11,300	0.25%	$450.1	0.39%	County: 33,928	Rural - No CBSA	n/a
Batesville Regional Medical Center	MOB	9,263	0.20%	$52.5	0.05%	County: 32,965	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.29%	$—	—%	County: 32,965	Rural - No CBSA	n/a
Dahlonega Medical Mall	MOB	22,805	0.50%	$399.3	0.35%	County: 33,362	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.64%	$173.1	0.15%	County: 31,870	Rural - No CBSA	n/a
Norton Medical Plaza	MOB	32,757	0.72%	$276.5	0.24%	County: 25,635	Rural - No CBSA	n/a
Wellmont Lebanon Urgent Care	SC	8,369	0.18%	$108.8	0.09%	County: 22,951	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.35%	$392.0	0.34%	County: 22,573	Rural - No CBSA	n/a
Norton Medical Clinic	SC	4,843	0.11%	$60.3	0.05%	County: 13,464	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 23	1Q 2026 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Annualized and stabilized base rent for leases in place at the end of the period multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 24	1Q 2026 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

Community Healthcare Trust	Page | 25	1Q 2026 | Supplemental Information

REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 26	1Q 2026 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 27	1Q 2026 | Supplemental Information